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                      INTERNATIONAL FAST FOOD CORPORATION

                               _______________



                         SECURITIES PURCHASE AGREEMENT


                         Dated as of November 5, 1997


                               _______________



            $27,536,000 Aggregate Stated Principal Amount at Maturity

           11% Convertible Senior Subordinated Discount Notes due 2007




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                       INTERNATIONAL FAST FOOD CORPORATION
                                1000 Lincoln Road
                                    Suite 200
                           Miami Beach, Florida 33139


                          SECURITIES PURCHASE AGREEMENT

                                                            New York, New York
                                                        as of November 5, 1997

TO THE PURCHASER WHOSE NAME
APPEARS IN THE ACCEPTANCE
FORM ON THE SIGNATURE PAGE HEREOF

Ladies and Gentlemen:

            INTERNATIONAL FAST FOOD CORPORATION, a Florida corporation (the "COMPANY"), hereby agrees with you as follows:

            ss.1.    ISSUANCE OF NOTES.

            ss.1.1 AUTHORIZATION. The Company has duly authorized the issuance of $27,536,000 aggregate stated principal amount at maturity of 11% Convertible Senior Subordinated Discount Notes due 2007 (the "CONVERTIBLE NOTES"), convertible into shares (the "CONVERSION SHARES") of the Company's common stock, par value $.01 per share (the "COMMON STOCK"). The Convertible Notes are to be issued pursuant to the provisions of the Indenture to be dated as of November 5, 1997, between the Company and Marine Midland Bank, as Trustee (the "INDENTURE"), and the Securities Purchase Agreements between the Company and each purchaser (the "PURCHASERS") of Convertible Notes (the "SECURITIES PURCHASE AGREEMENTS"). The number of Conversion Shares issuable upon conversion of the Convertible Notes is equal to the Accreted Value (as defined in the Indenture) of the Convertible Notes being converted (on the date of conversion) divided by $.70, subject to adjustment in certain events (the "CONVERSION RATIO"). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture.

            ss.1.2 PURCHASE AND SALE OF NOTES; THE CLOSING. The Company shall sell to you and, subject to the terms and conditions hereof, you shall purchase from the Company, Convertible Notes in the aggregate principal amount set forth on Schedule A to this Agreement, at a purchase price equal to 72.633% of such




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principal  amount.  The closing of such purchase shall be held at 9:30 A.M., New
York City time, on November 5, 1997 (the "CLOSING DATE"), at the office of Winston & Strawn, 200 Park Avenue, New York, New York 10166. On the Closing Date, the Company will deliver to you one or more Convertible Notes, registered in your name or in the name of your nominee, in any denominations (multiples of $1,000), in the aggregate principal amount to be purchased by you, all as you may specify by timely notice to the Company (or, in the absence of such notice, one Convertible Note registered in your name), duly executed and dated the Closing Date, against payment of such purchase price, by check (cashier's or certified), or money order payable to: "International Fast Food Corporation" or by wire transfer of immediately available funds to an account designated in writing by the Company or BT Alex. Brown Incorporated (the "PLACEMENT AGENT").

            ss.2. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants to you as follows:

            ss.2.1 The Memorandum (as defined below) complies in all respects with the applicable requirements of the Securities Act of 1933, as amended (the "1933 ACT") and the applicable rules and regulations thereunder (the "REGULATIONS"), including Regulation D thereunder. The Memorandum does not contain, nor did the Memorandum contain when provided to any Purchasers, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the date of the Memorandum through the date hereof, no event has occurred as a result of which it is necessary to amend or supplement the Memorandum in order to include any material fact not previously included therein or to make the statements previously included therein, in the light of the circumstances under which such previous statements were made, not misleading. The financial projections included in the Memorandum or attached hereto as Schedule B are based on information that the Company believes to be accurate and assumptions that the Company believes to be reasonable (both as of the date of such projections and as of the date hereof) and were calculated in a manner that is mathematically accurate. Except as provided in the immediately preceding sentence, the Company makes no representations or warranties with respect to such financial projections. For purposes hereof, "MEMORANDUM" shall mean the Preliminary Confidential Private Placement Memorandum relating to the offering of the Convertible Notes (the "OFFERING") dated September 19, 1997, including the exhibits thereto, as amended, modified or supplemented by the Confidential Private Placement Memorandum relating to the Offering dated October 31, 1997, including the exhibits thereto.

            ss.2.2 Assuming the accuracy of the representations and warranties of each of the Purchasers in the Securities Purchase Agreements, including your



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representations  and warranties herein,  the offer,  issue, sale and delivery of the Convertible Notes under the circumstances contemplated by the Memorandum and the Securities Purchase Agreements constitute exempted transactions under the registration provisions of the 1933 Act and the Regulations. Neither the Company nor any of its Affiliates (as defined in Rule 501(b) of Regulation D under the 1933 Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, and will not sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any "security" (as defined in the 1933 Act) which could be integrated with the sale of the Convertible Notes in a manner that would require the registration under the 1933 Act of the Convertible Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the 1933 Act) in connection with the offering of the Convertible Notes or in any manner involving a public offering within the meaning of Section 4(2) of the 1933 Act.

            ss.2.3 Each of the Company and each of its Subsidiaries (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each of the Company and each of its Subsidiaries has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the properties and assets owned or leased by it and to conduct its business as described in the Memorandum. Each of the Company and each of its Subsidiaries is duly licensed or qualified to do business and is in good standing as a foreign corporation in all jurisdictions (foreign and domestic) in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such license or qualification necessary, except for such failures to be so qualified as could not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries taken as a whole. Except as described in the
Memorandum, the Company does not own, directly or indirectly, any Equity Interest (as defined below) or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity or person. For purposes hereof, (a) a "SUBSIDIARY" of any person means (i) a person or entity more than 50% of the combined voting power of the outstanding Equity Interests of which are owned, directly or indirectly, by such person or by one or more other Subsidiaries of such person or by such person or entity and one or more Subsidiaries thereof, or (ii) any other person or entity in which such person, or one or more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, has the power to direct the policies, management and affairs thereof and (b) "Equity Interest" of any person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, of such person. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and organizational documents of each of its Subsidiaries and all amendments thereto have been delivered to the Purchasers or their counsel.



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            ss.2.4 (As of September 30, 1997, (i) the  authorized  capital stock of the Company consisted of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, par value $.01 per share (the "PREFERRED STOCK"), and
(ii) the outstanding capital stock of the Company consisted of 43,591,382 shares of Common Stock and 33,450 shares of Series A Preferred Stock, par value $.01 per share (the "SERIES A PREFERRED STOCK"). An additional 3,779,928 shares of Common Stock are reserved for issuance upon the conversion of outstanding convertible securities and the exercise of outstanding options and warrants. The outstanding shares of Common Stock and Series A Preferred Stock have been duly authorized and validly issued and are fully paid and non-assessable and have not been issued subject to and are not owned or held in violation of any preemptive or similar right. The descriptions in the Memorandum of the Common Stock and the Preferred Stock (including the Series A Preferred Stock) are complete and accurate in all material respects. Without limiting the generality of the foregoing, other than as described in the Memorandum, there are no restrictions on the voting or transfer of the Common Stock and the Preferred Stock.

                   (b) The Company owns and, at the Closing Date will own, 100% of the Equity Interests of Krolewska Pizza Sp.zo.o, a Polish limited liability company ("KP") and Pizza King Polska Sp.zo.o ("PKP") and 85% of the outstanding Equity Interests of International Fast Food Polska Sp.zo.o, a Polish limited liability company ("IFFP"). All of the Equity Interests owned, directly or indirectly, by the Company in each of its Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as described in the Memorandum, are free and clear of any security interest, claim, lien, encumbrance, equities and claims or restrictions on transferability or voting. There are no (i) options, warrants or other rights to purchase from any Subsidiary of the Company, (ii) agreements or other obligations of any Subsidiary of the Company to issue or (iii) other rights to convert any obligation into, or exchange any securities for, Equity Interests in any Subsidiary of the Company.

                        (c) Except as set forth in the Memorandum, there is no commitment, plan or arrangement to issue, and there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to offer, issue or sell, or any preemptive or similar rights to acquire, any shares of Common Stock or any such options, rights, warrants, convertible securities or obligations. The Company has duly reserved for issuance upon exercise or conversion of such options, rights, warrants, convertible securities or obligations a sufficient number of shares of Common Stock. The Company has no obligation to repurchase or redeem any shares of Common Stock or Preferred Stock.



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            ss.2.5  The  Indenture  has  been  duly  authorized,   executed  and
delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto may be brought.

            ss.2.6 The Convertible Notes have been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and when delivered to and paid for by the Purchasers in accordance with the terms of the Securities Purchase Agreements, will have been duly executed, issued and delivered and will constitute the valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and
(ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto may be brought.

            ss.2.7 The Conversion Shares have been duly authorized and, when issued upon conversion (including mandatory conversion) of the Convertible Notes in accordance with the terms of such Convertible Notes and the Indenture, will be validly issued, fully paid and nonassessable and will not be subject to any preemptive rights or similar rights. The Company has duly reserved, and will continue to reserve, so long as any Convertible Notes are outstanding, a sufficient number of shares of Common Stock for issuance upon conversion of the Convertible Notes. As of the date hereof, the Conversion Shares represent 37.38% of the Common Stock on a fully-diluted basis (taking into account all shares issuable upon exercise of outstanding warrants, options and other rights to purchase Common Stock and the conversion of the Series A Preferred Stock) and, on a fully-accreted basis, represent 45.14% of the Common Stock on a fully-diluted basis.

            ss.2.8 The balance sheets and statements of operations, stockholders' equity and cash flows included in the Memorandum are complete and correct in all material respects and present fairly the results of operations and financial position of the Company and its Subsidiaries at the times and for the periods presented therein in conformity with United States generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved (except as otherwise noted therein). There has been no material




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change in the results of operations or financial position of the Company and its
Subsidiaries since the date of the most recent financial statements included in the Memorandum, except as described in the Memorandum, and nothing has come to the attention of the management of the Company that would indicate that such financial statements were not true and correct as of the respective dates thereof or that the Company's consolidated financial statements as of and for the year ending December 31, 1997 will require any material year-end adjustments not reflected or reserved for in such financial statements. Since the date of the Memorandum, except as incurred in the ordinary course of business, the Company has not incurred any material liabilities of any kind or nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, known or unknown, and, to the best knowledge of the Company, there exists no set of facts or circumstances that should reasonably be anticipated to form the basis for any such material liabilities.

            ss.2.9 Subsequent to the respective dates as of which information is given in the Memorandum, except as set forth in or contemplated by the Memorandum, (a) neither the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (b) there has not been any change in the capitalization or long-term debt of the Company and its Subsidiaries or any materially adverse change or any development involving a prospective materially adverse change, in or affecting the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, (c) the Company has not issued or granted any security other than upon the conversion of outstanding convertible securities or the exercise of outstanding options or warrants, (d) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, nor has it entered into any material transactions other than pursuant to this Agreement and the transactions referred to herein, (e) the Company has not paid or declared any dividends or other distributions of any kind on any class of its capital stock, (f) the Company and its Subsidiaries have not entered any agreement, loan or other transaction or arrangement with any director or executive officer of the Company or any of its Subsidiaries or with any holder of 5% or more of the Company's outstanding Common Stock or Series A Preferred Stock, (g) the Company and its Subsidiaries have not acquired or disposed of any assets, except in the ordinary course of business and consistent with past practice, and (h) the Company and its Subsidiaries have not waived any valuable rights or claims.

            ss.2.10 The Company is not, and after giving effect to the sale of the Convertible Notes will not be, an "investment company" or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as




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amended (the "INVESTMENT  COMPANY ACT"). The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act, and this transaction will not cause the Company to become an investment company subject to registration under the Investment Company Act.

            ss.2.11 Except as set forth in the Memorandum, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries or any of its or their officers or directors in their capacity as such, before or by any court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding could materially and adversely affect the Company or any of its Subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries. There are no existing judgments, orders or decrees against or affecting the Company or any of its Subsidiaries or any of its or their officers or directors in their capacity as such which could have a material and adverse effect on the Company or any of its Subsidiaries or the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries, nor is the Company or any of its Subsidiaries subject to any remedial obligations under any federal, state, local or foreign environmental law.

            ss.2.12 Each of the Company and each of its Subsidiaries has (a) all foreign and domestic governmental licenses, permits, consents, orders, approvals, authorizations and certificates necessary to carry on its business as described in the Memorandum (except for those which the failure to have would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the Company and its Subsidiaries, taken as a whole), (b) complied in all material respects with all laws, regulations and orders applicable to it or its business and (c) except for the non-payment of certain dividends accruing on its Preferred Stock as described in the Memorandum, performed all its obligations required to be performed by it, and is not in default, under any material contract, agreement, lease, license or other instrument to which it is a party or by which it is bound. To the best knowledge of the Company, no other party under any material contract, agreement, lease, license or other instrument to which the Company or any of its Subsidiaries is a party is in default in any material respect thereunder. Each such license, permit, consent, order, approval, authorization and certificate is valid and in full force and effect, and there is no proceeding pending, or, to the knowledge of the Company, threatened which might lead to the revocation, termination or suspension of any such license, permit, consent, order, approval, authorization or certificate. Neither the Company nor any of its Subsidiaries is in violation of any provision of its Certificate of Incorporation or By-laws or other organizational documents.



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            ss.2.13  Other than the filing of one or more notices on Form D (the
"FORM D") with the Securities and Exchange Commission (the "COMMISSION"), and other than as contemplated by the Registration Rights Agreement, no consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required by or on behalf of the Company or any of its Subsidiaries for the consummation by the Company of the transactions contemplated by this Agreement.

            ss.2.14 The Company has full corporate power and authority to effect the Offering and the issuance of the Convertible Notes and to enter into the Securities Purchase Agreements, the Indenture and the Registration Rights Agreement (collectively, the "TRANSACTION DOCUMENTS"). Each of the Transaction Documents has been duly authorized and, when executed and delivered by the
Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding with respect thereto may be brought. When executed and delivered, the Registration Rights Agreement and the Indenture will conform in all material respects to the descriptions thereof in the Memorandum. The performance by the Company of its obligations under the Securities Purchase Agreements, the Indenture and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the provisions of, or result in a breach or violation of any of the provisions of, constitute a default under, conflict with, or result in the acceleration of any obligation under, the Certificate of Incorporation or By-laws or other organizational documents of the Company or any of its Subsidiaries, any contract or agreement pursuant to which the Company is committed to issue, sell or repurchase, or offer to issue, sell or repurchase, any shares of Common Stock or other securities of the Company, any contract or agreement pursuant to which the Company is, or may be, required to file a registration statement under the 1933 Act in connection with the public offering of shares of Common Stock or other securities of the Company, any statute, judgment, ruling, decree, order, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or any of its Subsidiaries, or any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to




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which the Company or any of its  Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or their properties is bound or affected.

            ss.2.15 Each of the Company and each of its Subsidiaries has good and marketable title in fee simple to all real property and good and marketable title to all material personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or such Subsidiary. Each of the Company and each of its Subsidiaries has valid, subsisting and enforceable leases for the real properties described in the Memorandum as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company or such Subsidiary. Each of the Company and each of its Subsidiaries enjoys peaceful and undisturbed possession under all leases under which it is operating.

            ss.2.16 The Company and each of its Subsidiaries owns or possesses adequate licenses or other rights to use all patents, patent rights, inventions, trademarks, service marks, trade names, copyrights and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, "INTELLECTUAL PROPERTY") presently employed by it in connection with, or necessary for the conduct of, the businesses now or proposed to be conducted by it as described in the Memorandum, except where the failure to own or possess such Intellectual Property would not have a material adverse effect on the Company or any of its Subsidiaries; and none of the Company or any of its Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, individually or in the aggregate, would have a material adverse effect on the Company or any of its Subsidiaries. To the knowledge of the Company, the use of such Intellectual Property in connection with the business and operations of the Company and the its Subsidiaries does not infringe on the rights of any other person.

            ss.2.17 There is no document, agreement, instrument, lease, license or contract of a character required to be described in the Memorandum or to be included as an exhibit to the Memorandum (in each case, as if it were part of a registration statement under the Securities Act) or otherwise to be made available to any prospective Purchaser which has not been properly described, included or made available as required. All material contracts to which the Company or any of its Subsidiaries is a party have been duly authorized, executed and delivered by the Company or the applicable Subsidiary, constitute




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valid and binding agreements of the Company or the applicable Subsidiary and are enforceable against the Company or the applicable Subsidiary in accordance with the terms thereof, subject to bankruptcy, insolvency or similar laws affecting creditors rights generally and to general principles of equity and the discretion of the court before which any proceeding with respect thereto may be brought, and to the Company's knowledge each is the legal, valid and binding obligation of the other party thereto, enforceable against each of them in accordance with its terms.

            ss.2.18 No statement, representation, warranty or covenant made by the Company in this Agreement or made in any other agreement, certificate or document required by this Agreement to be delivered was or will be, when made, inaccurate, untrue or incorrect in any material respect.

            ss.2.19 Since January 1, 1993, the Company has timely filed with the Commission each Annual Report on Form 10-KSB and each other document required to be filed with the Commission under Section 13, 14 or 15 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") (collectively, the "REPORTS"). As of their respective dates, none of the Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the balance sheets and statements of operations, stockholders' equity and cash flows included in the Reports fairly presented the results of operations and financial position of the Company and its Subsidiaries at the times and for the periods presented therein in conformity with Regulation S-X and United States GAAP consistently applied throughout the periods involved (except as otherwise noted therein).

            ss.2.20 The Company has filed all foreign, Federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown to be due with respect to the taxable periods covered by such returns, and no tax deficiency has been assessed, nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or any of its Subsidiaries.

            ss.2.21 None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Convertible Notes) will violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

            ss.2.22 There is no strike, labor dispute, slowdown or work stoppage involving the employees of the Company or any of its Subsidiaries which is pending or, to the knowledge of the Company, threatened.

            ss.2.23 The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such risks and in such amounts as are prudent and customary for the interest of their respective businesses and the value of their respective properties.

            ss.2.24 Other than holders of the Conversion Shares and Placement Agent Warrant Shares (as defined in the Registration Rights Agreement) pursuant to the Registration Rights Agreement, as of the date hereof, no holder of securities of the Company will be entitled to have such securities registered under the registration statement required to be filed by the Company pursuant to the Registration Rights Agreement.

            ss.2.25 The Company has not engaged in any transaction that would require shareholder approval under Section 607.0901, Florida Statutes (Chapter 607, Laws of Florida).

            ss.2.26 The terms of the Convertible Notes and the Indenture conform in all material respects to the description thereof contained in the Memorandum under the heading "Description of the Convertible Notes" and the terms of the Conversion Shares conform in all material respects to the description thereof contained in the Memorandum under the heading "Description of Securities - Common Stock."

            ss.2.27 Neither the Company nor any ERISA Affiliate has ever maintained any Plan in connection with which there could arise a direct or contingent liability to the Pension Benefit Guaranty Corporation, the Department of Labor or the Internal Revenue Service. Neither the Company nor any ERISA Affiliate is a participating employer in (i) any Plan under which more than one employer makes contributions as described in Sections 4063 and 4064 of ERISA, or
(ii) a Multiemployer Plan. Each employee benefit plan of the Company is in substantial compliance with all of the laws of the jurisdiction in which it is located. The execution and delivery of this Agreement and the issuance and sale of the Convertible Notes hereunder will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. The representations by the Company in the preceding sentences are made in reliance upon and subject to the accuracy of your representation in ss.3.2 of this Agreement.

            For purposes of this Section 2.27, the following terms shall have the following meanings: "ERISA AFFILIATE" means any corporation, trade or business that is, along with the Company, (i) a member of a controlled group of corporations or a controlled group of trades or businesses, as described in
Section 414(b) or (c) of the Code or Section 4001 of ERISA or (ii) solely for purposes of potential liability under Section 412(c)(11) of the Code and Section 302(c)(11) of ERISA and the lien created under Section 412(n) of the Code and
Section  302(f) of ERISA,  treated as a single  employer under Section 414(m) or
(o) of the Code. "MULTIEMPLOYER PLAN" means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and that is covered by Title IV of ERISA. "PLAN" means an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

            ss.2.28 The Company and each of its Subsidiaries is in compliance with all applicable Environmental Laws (as defined below) and has obtained all environmental, health and safety permits, licenses and other authorizations required under all applicable Environmental Laws to carry on its business as now being conducted, except to the extent noncompliance or the failure to have any such permit, license or authorization would not, individually or in the aggregate, have a material adverse effect on the prospects, business, operations, properties or financial condition of the Company or any of its Subsidiaries; each of such permits, licenses and authorizations is in full force and effect; in addition, no written notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed before any judicial, quasi-judicial or administrative body, no penalty has been assessed and no investigation is pending or threatened by any governmental body with respect to any violation by or liability of the Company or any of its Subsidiaries relating to or arising under any Environmental Law which would, individually or in the aggregate, have a material adverse effect on the prospects, business, operations, properties or financial condition of the Company or any of its Subsidiaries.

            For purposes of this Section 2.28, "ENVIRONMENTAL LAWS" means any and all foreign, U.S. Federal, state and local laws, rules or regulations, and any foreign or U.S. orders or decrees, all as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling of emission, discharge, release or threatened release of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes as defined or regulated by applicable Environmental Laws, including, without limitation, petroleum or petroleum byproducts, into the indoor or outdoor environment, including without limitation ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

            ss.2.29 As of the date hereof, prior to giving effect to the offering of Convertible Notes or the issuance of the Placement Agent Shares (as defined in the Memorandum), Mitchell Rubinson owns 69.76% of the Common Stock on an undiluted basis.

            ss.3. REPRESENTATIONS OF THE PURCHASER. You represent and warrant to the Company as follows:

            ss.3.1 You are purchasing the Convertible Notes for your own account and not for the account or benefit of any other person;

            ss.3.2 You are an "accredited investor" as defined in Rule 501 of Regulation D under the 1933 Act;

            ss.3.3 You have knowledge and experience in financial and business matters such that you are capable of evaluating the merits and risks of an investment in the Convertible Notes being purchased by you;

            ss.3.4 You (i) have received a copy of the Memorandum and have reviewed each of the documents included as part thereof, including, without limitation, the Risk Factors set forth therein, (ii) have been given the opportunity to obtain from the Company and to review each of the contracts and other documents that have been filed with the Commission as exhibits to the filings included as part of the Memorandum, (iii) have been furnished with all such additional information as you have deemed necessary to make an informed investment decision with respect to the Convertible Notes and (iv) have been afforded an opportunity to ask questions and receive answers from authorized officers and other representatives of the Company concerning the Company and the terms and conditions of the Offering;

            ss.3.5 You confirm that you had the opportunity to obtain such independent legal and tax advice and financial planning services as you have deemed appropriate prior to making a decision to purchase the Convertible Notes;

            ss.3.6 You are aware that an investment in the Company is highly speculative and subject to substantial risks. You are capable of bearing the economic risks of an investment in the Convertible Notes, including, but not limited to, the possibility of a complete loss of your investment, as well as limitations on the transferability of the Convertible Notes which may make the liquidation of an investment in the securities difficult or impossible for the indefinite future;

            ss.3.7 You, if a corporation, partnership, trust or other entity, are authorized and duly empowered to purchase and hold the Convertible Notes, have your principal place of business at the address set forth on Schedule A and have not been formed for the specific purpose of acquiring the Convertible Notes;

            ss.3.8 The Convertible Notes are being acquired by you solely for invest ment, and are not being purchased with a view to a distribution or resale thereof otherwise than in compliance with the 1933 Act;

            ss.3.9 You understand that the Convertible Notes have not been registered under the 1933 Act, or any state securities laws, in reliance upon exemptions from registration for non-public offerings. You understand that neither such securities nor any interest therein may be, and agree that neither such securities nor any interest therein will be, resold or otherwise disposed of by you unless such securities are subsequently registered under the 1933 Act and under appropriate state securities laws or unless the Company receives an opinion of counsel reasonably satisfactory to it that an exemption from registration is applicable;

            ss.3.10 You understand that (i) the Conversion Shares have not been and will not be registered under the 1933 Act, or any state securities laws, for sale to the holders of the Convertible Notes and, accordingly, the ability of a holder to convert the Convertible Notes will depend on the availability of an exemption from registration and (ii) any Conversion Shares acquired upon the conversion of the Convertible Notes will be "restricted securities" within the meaning of Rule 144 under the 1933 Act, and may not be resold or otherwise disposed of by the holder of such shares unless (A) the Conversion Shares are subsequently registered for resale under the 1933 Act and under appropriate state securities laws or (B) the Company receives an opinion of counsel reasonably satisfactory to it that an exemption from registration is available.

            ss.3.11 You have been informed of and understand that no federal or state agency has made any finding or determination as to the merits of an investment in the Convertible Notes, or any recommendation or endorsement of the Convertible Notes;

            ss.3.12 None of the following information has ever been represented, guaranteed or warranted to you, expressly or by implication, by the Placement Agent, by any other broker, by the Company, by any officer, director, employee or agent of any of the foregoing, or by any other person:

                   (a) The length of time that you will be required to remain as a securityholder of the Company;

                   (b) The profit or loss that may be realized as a result of an investment in the Convertible Notes;

                   (c) That the past performance or experience of the management of the Company or any other person are in any way indicative of future results of operations of the Company or a return on an investment in the Convertible Notes;

            ss.3.13 The information set forth in the Confidential Prospective Investor Questionnaire (the "QUESTIONNAIRE") executed by you is true, correct and complete; and

            ss.3.14 You represent that at least one of the following statements is an accurate representation as to each source of funds to be used by you to pay the purchase price of the Convertible Notes to be purchased by you hereunder:

            (a) the source of such funds is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 and the acquisition of the Convertible Notes is exempt under PTE 95-60;

            (b) all or a part of such funds constitute assets of one or more "pooled separate accounts" (within the meaning of PTE 90-1), there is no employee benefit plan whose assets in such account exceed 10% of the total assets of such account (for the purpose of this clause (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan) and the acquisition of the Convertible Notes is exempt under PTE 90-1;

            (c) all or a part of such funds constitute assets of a "bank collective investment fund" (within the meaning of PTE 91-38), there is no employee benefit plan whose assets in such account exceed 10% of the total assets of such account (for the purpose of this clause (c), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan) and the acquisition of the Convertible Notes is exempt under PTE 91-38;

            (d) the Convertible Notes are being acquired for the account of one or more pension funds, trust funds or agency accounts, each of which is a "governmental plan" as defined in Section 3(32) of ERISA;

            (e) the source of funds is an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTE 84-14) and the acquisition of the Convertible Notes is exempt under PTE 84-14; or

            (f) if you are not an insurance company, all of such funds or such portion of such fund as is not a source described in another paragraph of this

Section 3.14 consist of funds which do not constitute Plan Assets. For purposes hereof, "PLAN ASSETS" shall mean "plan assets" (within the meaning of U.S. Department of Labor Regulations Section 2510.3-101) of any employee benefit or other plan that is subject to ERISA or Section 4975 of the Internal Revenue Code.

            ss.4. CONDITIONS OF CLOSING. Your obligation to purchase and pay for the Convertible Notes hereunder shall be subject to the conditions hereinafter set forth:

            ss.4.1 On the Closing Date the Convertible Notes to be purchased by you hereunder shall be a legal investment for you under the laws of each jurisdiction to which you may be subject, and you shall have received such certificates or other evidence as you may reasonably request demonstrating the legality of such purchase under such laws.

            ss.4.2 The Company shall have delivered to you a certificate or other evidence satisfactory to your special counsel that the Company has obtained from Standard & Poor's Corporation's CUSIP Service Bureau a private placement number with respect to the Convertible Notes.

            ss.4.3 The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date hereof and on the Closing Date;

            ss.4.4 Each of the Transaction Documents, the Questionnaires and such other applicable purchase documents as have been sent to the Purchasers shall have been duly executed and delivered by the parties thereto, and shall be in full force and effect;

            ss.4.5 The Placement Agent and the Purchasers shall have received the opinions of counsel to the Company (including opinions of Polish counsel) acceptable to their counsel;

            ss.4.6 Mr. Mitchell Rubinson, the Company's Chairman of the Board, Chief Executive Officer, President and principal stockholder, shall have executed and delivered the Voting and Disposition Agreement attached as Exhibit A hereto.

            ss.4.7 At least three days before the Closing Date, the Company shall have delivered to each of the Purchasers projected balance sheets, income statements and statements of cash flows of the Company and its Subsidiaries as of and for each of the years in the period ending December 31, 2007, which projections shall be reasonably satisfactory to the Purchasers.

            ss.4.8 The Purchasers shall have received (A) accurate certificates, each dated the Closing Date, signed by each of (x) the President and Chief Executive Officer and (y) the Chief Financial Officer of the Company, in form and substance satisfactory to the Placement Agent, to the effect that (1) each signer of such certificate has carefully examined the Memorandum, (2) as of the date thereof, the Memorandum is true and correct in all material respects and does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except with respect to the projections contained in the Memorandum, as to which such officers shall represent that to the best of their knowledge, the assumptions underlying such projections are reasonable, (3) since the date of the Memorandum, no event has occurred as a result of which it is necessary to amend or supplement the Memorandum in order to include any material fact or to make the statements therein, in the light of the circumstances under which they were made, not misleading and (4) the representations and warranties of the Company contained in this Agreement are true and correct as of the date hereof and on the Closing Date and (B) an accurate certificate, dated the Closing Date, signed by the Secretary of the Company, in form and substance satisfactory to the Placement Agent, certifying as to (1) the incumbency and the signatures of those officers of the Company executing the Transaction Documents and the certificates or other documents to be delivered pursuant to the terms of such agreements, (2) the Certificate of Incorporation and By-Laws of the Company and similar organizational documents of KP, PKP and IFFP, (3) the resolutions of the Board of Directors of the Company (or duly appointed committee thereof) authorizing the Offering and the execution and delivery of the Transaction Documents, the offer, sale and issuance of the Convertible Notes and the consummation of the transactions contemplated hereby and thereby and (4) good standing certificates as of a recent date with respect to the Company from the Secretary of State of Florida and each state in which it is qualified to do business and similar certificates with respect to the Company, KP, PKP and IFFP from the Republic of Poland;

            ss.4.9 All corporate and other proceedings taken or to be taken by the Company in connection with the transactions contemplated by the Transaction Documents or described in the Memorandum and all documents incident thereto shall be reasonably satisfactory in form and substance to the Placement Agent, the Purchasers and their counsel, and you shall have received all such counterpart originals or certified or other copies of such documents as you may reasonably request;

            ss.4.10 The Company shall have paid on or before the Closing Date the fees, charges and disbursements of Reboul, MacMurray, Hewitt, Maynard & Kristol, special counsel to the Purchasers;

            ss.4.11 Contemporaneously with the Closing, the Company shall sell to the other Purchasers and the other Purchasers shall purchase the Convertible Notes to be purchased by them at the Closing as specified on Schedule A; and

            ss.4.12 You shall have received such additional certificates, instruments and other documents as to such matters as you or your counsel may reasonably request.

            ss.5. LIABILITIES OF THE PURCHASER. Neither this Agreement nor any disposition of any of the Convertible Notes shall be deemed to create any liability or obligation of you or any other holder of any Convertible Note to enforce any provision hereof or of any of the Convertible Notes for the benefit or on behalf of any other person who may be the holder of any Convertible Note.

            ss.6. TAXES. The Company will pay all stamp, documentary or similar taxes which may be payable in respect of the execution and delivery of this Agreement or of the execution and delivery (but not the transfer) of any of the Convertible Notes or of any amendment of, or waiver or consent under or with respect to, this Agreement or of any of the Convertible Notes and will save you and all subsequent holders of the Convertible Notes harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax. The obligations of the Company under this ss.6 shall survive the payment of the Convertible Notes.

            ss.7. ACCEPTANCE AND TERMINATION. Execution and delivery of this Agreement shall constitute an irrevocable offer, subject to the terms and conditions hereof, to purchase the Convertible Notes indicated, which offer may be accepted or rejected, either in whole or in part, by the Company in its sole discretion for any cause or for no cause. Acceptance of this offer by the Company shall be signified by the execution hereof by a duly authorized officer of the Company and the delivery of two duly executed copies of this Agreement to the Purchaser. In the event that the sale to the Purchaser of the Convertible Notes proposed to be purchased by the Purchaser has not been consummated by November 15, 1997, then this Agreement shall terminate on such date, and the parties shall be released from all of their respective obligations hereunder.

            ss.8. USE OF PROCEEDS. The Company will use the proceeds realized from the sale of the Convertible Notes to the Purchasers for the purposes described in the Memorandum.

            ss.9.    MISCELLANEOUS.

            ss.9.1 EXPENSES. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay all reasonable expenses incurred by the Company in connection with such transactions, including all document production costs and other expenses, the reasonable fees and expenses of Reboul, MacMurray, Hewitt, Maynard & Kristol, your special counsel, for their services with relation to such transactions, the reasonable fees and expenses of Marine Midland Bank, as trustee under the Indenture, and Bankers Trust Company, as Registrar, Paying Agent and Authenticating Agent under the Indenture, and all reasonable out-of-pocket expenses in connection with the shipping to and from your office or the office of your nominee of the Convertible Notes and upon any exchange or substitution pursuant to the provisions of the Convertible Notes or this Agreement.

            ss.9.2 RELIANCE ON AND SURVIVAL OF REPRESENTATIONS. All agreements, representations and warranties of the Company and the Purchaser herein and in any certificates or other instruments delivered pursuant to this Agreement shall
(i) be deemed to have been relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and (ii) survive the execution and delivery of this Agreement and the delivery of the Convertible Notes, and shall continue in effect so long as any Convertible Note is outstanding and thereafter as provided in Sections 6, 9.1 and 9.5.

            ss.9.3 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and its permitted successors and assigns hereunder, you and your successors and assigns, and, in addition, shall inure to the benefit of and be enforceable by all holders from time to time of the Convertible Notes.

            ss.9.4 COMMUNICATIONS. All notices and other communications provided for in this Agreement shall be in writing and shall be sent by confirmed telecopy (with an undertaking to provide hard copy) or delivered by hand or sent by overnight courier service prepaid to a person at its address specified below. A communication shall be addressed, until such time as a person shall have notified the other parties and holders of Convertible Notes of a change of address

                   (a)   if to the Company, to:

                         International Fast Food Corporation
                         1000 Lincoln Road
                         Suite 200
                         Miami Beach, FL  33139
                         Telephone:  305-531-5800
                         Telecopier:  305-538-5037
                         Attn:  Mitchell Rubinson

                         with a copy to:

                         Greenberg Traurig Hoffman
                           Lipoff Rosen & Quentel, P.A.
                         1221 Brickell Avenue
                         Miami, FL   33131
                         Telephone:  305-579-0500
                         Telecopier:  305-579-0717
                         Attn:  Gary Epstein, Esq.


                   (b) if to you, at your address as set forth in Schedule A, with a copy to:

                         Reboul, MacMurray, Hewitt, Maynard & Kristol
                         45 Rockefeller Plaza
                         New York, New York  10111
                         Telephone: 212-841-5700
                         Telecopier: 212-841-5725
                         Attn:  Karen C. Wiedemann, Esq.

or

                   (c) if to any other holder of a Convertible Note, at the address of such holder as it appears on the Convertible Note Register.

            Any notice or other communication herein provided to be given to the holders of all outstanding Convertible Notes shall be deemed to have been duly given if sent as aforesaid to each of the registered holders of the Convertible Notes at the time outstanding at the address for such purpose of such holder as it appears on the Convertible Note Register.

            ss.9.5 INDEMNIFICATION. The Company agrees to indemnify, exonerate and hold you, each other holder from time to time of any Convertible Note and each of your and their respective officers, directors, employees and agents
(collectively herein called the "INDEMNITEES" and individually called an "INDEMNITEE") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including without limitation reasonable counsel fees and disbursements (collectively herein called the "INDEMNIFIED LIABILITIES") incurred by the Indemnities or any of them as a result of, or arising out of, or relating to any transaction financed or to be financed in whole or in part directly or indirectly with proceeds from the sale of any of the Convertible Notes, or the execution, delivery, performance (in accordance with the terms hereof) or enforcement of this Agreement or any instrument contemplated hereby for such date by any of the Indemnities, except for any such Indemnified Liabilities arising on account of such Indemnitee's gross negligence or willful misconduct, and if and to the extent the foregoing undertaking may be
unenforceable   for  any  reason,   the  Company  agrees  to  make  the  maximum
contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligations of the Company under this ss.9.5 shall survive the payment of the Convertible Notes.

            ss.9.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

            ss.9.7 ENTIRE AGREEMENT. This Agreement, together with the Indenture, the Registration Rights Agreement and the Questionnaire, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of their agreement in respect of the purchase by the Purchaser of the Convertible Notes. This Agreement, the Indenture, the Registration Rights Agreement and the Questionnaire supersede all prior agreements between the parties hereto with respect to such subject matter. There are no representations, promises, warranties or undertakings between the parties hereto in respect of the purchase by the Purchaser of the Convertible Notes, other than those set forth or referred to herein and therein.

            ss.9.8 FURTHER ASSURANCES. The parties agree to execute and deliver all such further documents and agreements and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

            ss.9.9 HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

            ss.9.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

            ss.9.11 SEVERABILITY. In case any one of more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

            If you are in agreement with the foregoing, please sign the form of acceptance in the space provided below.

                         Very truly yours,

                         INTERNATIONAL FAST FOOD CORPORATION



                         By:  /s/ Mitchell Rubininson
                            ---------------------------------------
                              Name:  Mitchell Rubininson
                              Title: President



The foregoing Agreement is hereby accepted as of the date first above written:

Purchaser:  NORTHSTAR HIGH TOTAL RETURN FUND


By: /s/ Michael A. Graves
   -------------------------------------
    Name:   Michael A. Graves
    Title:  Vice President


Purchaser:  NORTHSTAR HIGH TOTAL RETURN FUND II


By: /s/ Michael A. Graves
   -------------------------------------
    Name:   Michael A. Graves
    Title:  Vice President


Purchaser:  NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND


By: /s/ Michael A. Graves
   -------------------------------------
    Name:   Michael A. Graves
    Title:  Vice President


Purchaser:  BANKAMERICA INVESTMENT CORP.


By: /s/ Mike Hornig
   -------------------------------------
    Name:   Mike Hornig
    Title:  Assistant Controller


Purchaser:  LEGG MASON INCOME TRUST, INC.


By: /s/ Trudie D. Whitehead
   -------------------------------------
    Name:   Trudie D. Whitehead
    Title:  Portfolio Manager

                                   SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS


                                                      Aggregate Principal
                                                           Amount of
        Name (and Nominee Name, if any)                Convertible Notes
                                                        TO BE PURCHASED
        -------------------------------------    -------------------------------
                                                 $


(1) All payments on account of the Convertible Notes shall be made by wire transfer of immediately available funds, identifying the full names and private placement number of the Convertible Notes and providing sufficient information to identify the source of the transfer, and allocation of principal and interest, and shall appear in the following format:
            ________________________________
            ________________________________
            ________________________________
            ABA #____________________
            For Further Credit to: ____________________ Account No. ________
            Regarding:International Fast Food Corporation
                         11% Convertible Senior Subordinated Discount Notes due 2007
            Issuance Date:   _________________, 1997
            Private Placement No.: _________________

(2) Address for all notices in respect of payments:

            ________________________________
            ________________________________
            ________________________________
            ________________________________


(3) Address for all other communications:

            ________________________________
            ________________________________
            ________________________________
            ________________________________


(4)   Taxpayer Identification No.: ______________

                                   SCHEDULE B
                                   ----------

                              FINANCIAL PROJECTIONS